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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Crown Crafts, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

June 26, 2006
Dear Stockholder:
      Please join us for the 2006 Annual Meeting of Stockholders of Crown Crafts, Inc. (the “Company”). The meeting will be held on August 8, 2006, at 10:00 a.m., central daylight time, at our headquarters, located at 916 South Burnside Avenue, Gonzales, Louisiana 70737.
      At this year’s meeting, we will ask our stockholders to elect two Class II directors, to approve the Company’s 2006 Omnibus Incentive Plan and to transact any other business that may properly come before the meeting. If you owned shares of the Company’s Series A Common Stock at the close of business on June 9, 2006, you are entitled to notice of, and to vote at, the meeting.
      Additional information about the items of business to be discussed at our meeting is given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We also include in this package the Company’s Annual Report on Form 10-K for the year ended April 2, 2006, as filed with the Securities and Exchange Commission (exclusive of documents incorporated by reference).
      I urge you to carefully review the proxy materials and to vote FOR the director nominees and the 2006 Omnibus Incentive Plan.
      We hope to see you at the 2006 Annual Meeting on August 8, 2006.

Sincerely,

E. Randall Chestnut
Chairman of the Board, President and
Chief Executive Officer
YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POST-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

CROWN CRAFTS, INC.
916 South Burnside Avenue
Gonzales, Louisiana 70737
(225) 647-9100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 8, 2006

To the Stockholders of Crown Crafts, Inc.:
      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Crown Crafts, Inc. (“Crown Crafts” or the “Company”) will be held at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana, on August 8, 2006, at 10:00 a.m., central daylight time, for the following purposes:

(i) to elect two members to the board of directors to hold office for a three-year term;

(ii) to approve the Company’s 2006 Omnibus Incentive Plan; and

(iii) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      These items of business are described in the attached proxy statement. The board of directors has fixed June 9, 2006 as the record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record of Crown Crafts Series A common stock as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.
      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING RETURN ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING BY DELIVERING TO CROWN CRAFTS A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Olivia Elliott
Secretary/ Treasurer
Gonzales, Louisiana
June 26, 2006

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL 1:
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
INDEPENDENT AUDITORS
PROPOSAL 2: APPROVAL OF 2006 OMNIBUS INCENTIVE PLAN
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

CROWN CRAFTS, INC.
916 South Burnside Avenue
Gonzales, Louisiana 70737

PROXY STATEMENT

GENERAL INFORMATION
Solicitation of Proxies
      This proxy statement and the accompanying form of proxy (which were first sent or given to stockholders on or about July 7, 2006) are furnished to stockholders of Crown Crafts, Inc. (“Crown Crafts” or the “Company”) in connection with the solicitation by and on behalf of the board of directors of the Company of proxies for use at the annual meeting of the Company’s stockholders to be held at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana, on August 8, 2006, at 10:00 a.m., central daylight time, and any adjournment or postponement thereof (the “Annual Meeting”).
      The Annual Meeting is being held for the following purposes:

(i) to elect two members to the board of directors to hold office for a three-year term;

(ii) to approve the Company’s 2006 Omnibus Incentive Plan; and

(iii) to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date; Outstanding Shares; Shares Entitled to Vote
      Only holders of record of Crown Crafts Series A common stock at the close of business on the record date, June 9, 2006 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,505,937 shares of Crown Crafts Series A common stock outstanding and entitled to vote at the Annual Meeting, held by approximately 691 holders of record. A list of the Company’s stockholders will be available for review at the Company’s executive offices during regular business hours for a period of ten days before the Annual Meeting. Each holder of Crown Crafts Series A common stock is entitled to one vote for each share of Crown Crafts Series A common stock he or she owned as of the Record Date.
Quorum and Vote Required
      A quorum of stockholders is necessary to transact business at the Annual Meeting. The presence, in person or by proxy, of shares of Crown Crafts Series A common stock representing a majority of shares of Crown Crafts Series A common stock outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes,” discussed below, count as present for establishing a quorum.
      Directors are elected by a plurality of the votes cast, which means the two nominees who receive the largest number of properly cast votes will be elected as directors of Crown Crafts. Cumulative voting is not permitted. Approval of each of the other proposals requires the affirmative vote of a majority of the shares of the Company’s Series A common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If a quorum is not present at the Annual Meeting, then it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies.
      As of the Record Date, the Company’s directors and executive officers as a group beneficially owned and were entitled to vote approximately 792,215 shares of the Company’s Series A common stock, or approxi-

mately 8.3% of the outstanding shares of the Company’s Series A common stock on that date. This amount excludes approximately 10,310 shares of the Company’s Series A common stock held by members of the immediate families of certain officers and directors of Crown Crafts with respect to which such officers and directors disclaim beneficial ownership.
Voting; Proxies; Revocation
      You may vote by proxy or in person at the Annual Meeting.
      Voting in Person. If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder of the shares authorizing you to vote at the Annual Meeting.
      Voting by Proxy. You should vote your proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. Your latest dated vote before the Annual Meeting will be the vote counted. Voting instructions are included on your proxy card. If you properly grant your proxy and submit it to the Company in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. If no instructions are indicated on a properly executed proxy card or voting instruction, the shares will be voted “for” the election of all of the director nominees and “for” the approval of the Company’s 2006 Omnibus Incentive Plan. If other matters properly come before the Annual Meeting, the shares represented by proxies will be voted, or not voted, by the individuals named in the proxies in their discretion.
      You may submit your proxy through the mail by completing your proxy card, and signing, dating and returning it in the enclosed, pre-addressed, postage-paid envelope. To be valid, a returned proxy card must be signed and dated.
      If you are not the record holder of your shares, you must provide the record holder of your shares with instructions on how to vote your shares. If your shares are held by a bank, broker or other nominee, that bank, broker or nominee may allow you to deliver your voting instructions by telephone. If your shares are held by a broker, you may also be allowed to deliver your voting instructions over the Internet. Stockholders whose shares are held by a bank, broker or other nominee should refer to the voting instruction card forwarded to them by that bank, broker or other nominee holding their shares.
      Revocation of Proxy. You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	delivering to the Secretary of Crown Crafts a signed notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	granting a new proxy, relating to the same shares and bearing a later date; or

•	attending the Annual Meeting and voting in person.
      If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.
      Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to: Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707.
      Abstentions and Broker Non-Votes. Shares of Crown Crafts Series A common stock held by persons attending the Annual Meeting but not voting, and shares of Crown Crafts Series A common stock for which the Company has received proxies but with respect to which holders of those shares have abstained from voting, will be counted as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Because directors are elected by a plurality of votes cast, abstentions will not be counted in determining which nominees received the largest number of votes cast.

      Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In these cases, and in cases where the stockholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included in the vote totals with respect to those matters and, therefore, will have no effect on the vote. In addition, if a broker indicates on the proxy card that it does not have discretionary authority on other matters considered at the Annual Meeting, those shares will not be counted in determining the number of votes cast with respect to those matters.
      Proxy Solicitation. Crown Crafts will bear the costs of printing and mailing this proxy statement, as well as all other costs incurred on behalf of the Company’s board of directors in connection with its solicitation of proxies from the holders of Crown Crafts Series A common stock. In addition, directors, officers and employees of Crown Crafts and its subsidiaries may solicit proxies by mail, personal interview, telephone or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Company’s Series A common stock not beneficially owned by them, for forwarding these proxy materials to, and obtaining proxies from, the beneficial owners of such stock entitled to vote at the Annual Meeting. Crown Crafts will reimburse these persons for their reasonable expenses incurred in doing so.
      Other Business; Adjournments. The Company does not expect that any matter other than the proposals presented in this proxy statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.
Assistance
      If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact Olivia Elliott at (225) 647-9124 or write to Ms. Elliott at the following address: P.O. Box 1028, Gonzales, Louisiana 70707.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
      The following table sets forth certain information, based upon publicly-filed documents, regarding the number and percentage of shares of Crown Crafts Series A common stock that are deemed to be “beneficially owned” under the rules of the Securities and Exchange Commission (the “SEC”), as of the Record Date, by (i) each director of the Company, (ii) the current executive officers of the Company named in the Summary Compensation Table included elsewhere herein, (iii) all officers and directors as a group, and (iv) all persons known to the Company who may be deemed beneficial owners of more than 5% of the outstanding shares of the Company’s Series A common stock. An asterisk indicates beneficial ownership of less than one percent. Unless otherwise specified in the footnotes, the stockholder has sole voting and dispositive power over the shares of Series A common stock beneficially held.

	Number of	Percentage
	Shares	of
	Beneficially	Outstanding
Name	Owned(1)	Shares

Michael H. Bernstein(2)	1,137,939	12.0%
c/o Ugo F. Ippolito
Nelson Mullins Riley & Scarborough LLP
999 Peachtree Street, N.E., Suite 1400
Atlanta, Georgia 30309-3964
Wynnefield Capital, Inc.	1,433,835	15.1%
450 Seventh Avenue, Suite 509
New York, New York 10123
E. Randall Chestnut(3)	461,103	4.8%
Amy Vidrine Samson(4)	148,112	1.6%
Nanci Freeman(5)	251,310	2.6%
William T. Deyo, Jr.(6)	11,001	*
Steven E. Fox(6)	11,001	*
Sidney Kirschner(6)	11,001	*
Zenon S. Nie(6)	11,001	*
William P. Payne(6)	11,001	*
Dr. Donald Ratajczak(6)	11,001	*
Dr. James A. Verbrugge(6)	11,001	*
All officers and directors as a group (10 persons)	937,532	9.7%

(1)	The number of shares beneficially owned and the percentage of ownership includes all options to acquire shares of Series A common stock that may be exercised within 60 days of June 9, 2006.

(2)	Includes 897,791 shares of Series A common stock owned individually by Mr. Bernstein, 92,912 shares held by Mr. Bernstein as custodian or trustee for his minor children as to which he disclaims beneficial ownership, 82,236 shares held by the Bernstein Family Foundation, a charitable foundation for which Mr. Bernstein acts as trustee, and 65,000 shares owned by a trust for which Mr. Bernstein is a trustee.

(3)	Includes 426,103 shares of Series A common stock owned individually by Mr. Chestnut and options to purchase 35,000 shares of Series A common stock.

(4)	Includes 140,612 shares of Series A common stock owned individually by Ms. Samson and options to purchase 7,500 shares of Series A common stock.

(5)	Includes 190,500 shares of Series A common stock owned individually by Ms. Freeman, 10,250 shares owned by her husband, 60 shares owned by her minor children, options owned by Ms. Freeman to purchase 15,000 shares of Series A common stock and options owned by her husband to purchase 35,500 shares of Series A common stock.

(6)	Includes 5,000 shares of Series A common stock owned individually and options to purchase 6,001 shares of Series A common stock.

PROPOSAL 1:
ELECTION OF DIRECTORS
Board of Directors
      The board of directors of Crown Crafts is responsible for establishing broad corporate policies of the Company and monitoring the Company’s overall performance and ensuring that the Company’s activities are conducted in a responsible and ethical manner. However, in accordance with well-established corporate legal principles, the board of directors is not involved in the Company’s day-to-day operating matters. Members of the board are kept informed about the Company’s business by participating in board and committee meetings, by reviewing analyses and reports provided to them by the Company and through discussions with the chairman of the board and other officers of the Company.
Election of Directors
      The Company has a classified board currently consisting of three Class I directors (Messrs. E. Randall Chestnut, William T. Deyo and Steven E. Fox), three Class II directors (Messrs. Sidney Kirschner, Zenon S. Nie and William P. Payne) and two Class III directors (Messrs. Donald Ratajczak and James A. Verbrugge). At each annual meeting of stockholders, directors are duly elected for a full term of three years to succeed those whose terms are expiring. The Class II directors currently serve until the Annual Meeting, and the Class I and Class III directors currently serve until the annual meetings of stockholders to be held in 2007 and 2008, respectively.
      William P. Payne, currently a Class II director, previously notified the Company that he would not stand for re-election to the Company’s board at the Annual Meeting so that he may devote more time to other matters. Pursuant to the Company’s bylaws, the board of directors has since fixed its membership at seven directors effective as of the time of the Annual Meeting. After the Annual Meeting, the Class II directors will consist of two members, and the Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2007, 2009 and 2008, respectively, and until their respective successors are duly elected and qualified.
      At the Annual Meeting, two Class II directors will be elected to hold office until the 2009 annual meeting of stockholders of the Company. The board of directors has unanimously nominated Sidney Kirschner and Zenon S. Nie as Class II nominees for election to the board of directors. Each of these nominees presently serves on the board of directors of the Company.
      The proxy holder intends to vote “for” the election of the named nominees unless you have specifically indicated by proper proxy that your shares should be withheld from voting for any or all of these nominees. If at the time of the Annual Meeting any nominee is unavailable or unwilling to serve as a director, the proxies will be voted for the remaining nominees and for any other person designated by the board of directors as a nominee. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the number of nominees named.
Recommendation of the Board of Directors
      The board of directors unanimously recommends a vote FOR each of the Class II nominees.
Class II Nominees
      The following persons are the nominees for Class II directorships with terms ending in 2009.

Name	Age	Director Since

Sidney Kirschner	71	2001
Zenon S. Nie	55	2001

      Sidney Kirschner was Chairman of the Board, President and Chief Executive Officer of Northside Hospital, Atlanta, Georgia, from 1992 to 2004. He is a member of the Board of Directors of Superior Uniforms, Inc.
      Zenon S. Nie is Chairman of the Board, President and Chief Executive Officer of the C.E.O. Advisory Board, a management consulting firm he founded in 2000, and has been an operating partner in Tri-Artisan Partners since 2001. From 1993 to 2000, he was Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of Simmons Company, a manufacturer and distributor of mattresses. He is a member of the Board of Directors of Hilding Anders International, AB.
Continuing Directors
      The following persons are the Class I and Class III directors of the Company, with terms expiring as set forth below.

Name	Age	Position with Company	Since	Current Term

CLASS I
E. Randall Chestnut	58	Chairman, Chief Executive Officer and President	1995	Through 2007
William T. Deyo	61	Director	2001	Through 2007
Steven E. Fox	60	Director	2001	Through 2007
CLASS III
Donald Ratajczak	63	Director	2001	Through 2008
James A. Verbrugge	65	Director	2001	Through 2008
      E. Randall Chestnut joined the Company in January 1995 as Vice President, Corporate Development. Since then, he has been an executive of the Company, and in July 2001 he was elected President, Chief Executive Officer and Chairman of the Board.
      William T. Deyo, Jr. has been a principal of Goddard Investment Group, LLC, a real estate investment firm, since 1999. He was Executive Vice President of NAI/ Brannen Goddard Company, a real estate brokerage firm, from 1999 to 2000. From 1966 to 1999, he held various positions with Wachovia Bank in Atlanta, Georgia, serving last as Executive Vice President. Mr. Deyo also is Chairman of the Board of the Fulton County (Georgia) Hospital Authority and a past member of the Board of Directors of the Center for Visually Impaired Foundation.
      Steven E. Fox is a partner in the law firm of Rogers & Hardin LLP, where he has practiced since 1976. He is a member of the Board of Directors of Athens Olympic Broadcasting S.A.
      Dr. Donald Ratajczak is a consulting economist and the former Chairman and Chief Executive Officer of Brainworks Ventures, Inc., an enterprise development company he founded in 2000. He is also Regent’s Professor Emeritus of the Robinson College of Business at Georgia State University. From 1997 to 2000, he was Regent’s Professor of Economics at Georgia State University, and from 1973 to 1997, he was a Professor or Associate Professor in that department. He was also the founder and Director of the Economic Forecasting Center at Georgia State University from 1973 to 2000. He is a member of the Board of Directors of each of Ruby Tuesday, Inc., Assurance America Corporation, Citizens Bankshares Corporation and Regan Holding Corp.
      Dr. James A. Verbrugge is Professor of Finance Emeritus in the Terry College of Business at the University of Georgia. From 2002 to 2004, he was the Director of the Center for Strategic Risk Management in the Terry College. From 1976 to 2001, he was the Chairman of the Department of Banking and Finance, and he held the Chair of Banking from 1992 to 2002. He is currently a member of the Board of Directors of each of One Travel Holdings, Inc., Tri-S Security Corporation and Verso Technologies, Inc. He also serves on the board of one private company.

Board Committees and Meetings
      Currently, the board of directors has two standing committees: the audit committee and the compensation committee. Committee membership and the responsibilities assigned by the board of directors to each of the committees are briefly described below.
      The board of directors met seven times during the last fiscal year. The audit committee met two times and the compensation committee met once during that same period. In addition, the chairman of the audit committee met with the Company’s independent accountants twice during the last fiscal year. Each director attended at least 75% of the total number of meetings of the board and committees of which he was a member during fiscal year 2006, except for Mr. Payne, who attended 62.5% of the total number of such board and committee meetings. Seven directors also attended the Company’s annual meeting held in fiscal year 2006, and all members of the board have been requested to attend the Annual Meeting.
      The Company does not have a standing nominating committee or a charter with respect to the nominating process. The board is of the view that such a committee is unnecessary given the relatively small number of directors elected each year and the fact that all directors are considered by and recommended to the Company’s stockholders by the full board, which is comprised of a majority of independent directors. If the board appointed such a committee, its membership would consist of the independent directors or a subset of them. To date, all director nominees recommended to the stockholders have been identified by current directors or management, and the Company has never engaged a third party to identify director candidates. The board would also consider any director candidate proposed in good faith by a stockholder of the Company. To do so, a stockholder should send the director candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the secretary of the Company. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares of the Company owned and for how long). The board will evaluate candidates based on their financial literacy, business acumen and experience, “independence”, and willingness, ability and availability for service.
      Audit Committee. The audit committee is currently comprised of four members, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of the board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of the audit committee’s duties. See “Report of the Audit Committee of the Board.” The current members of the audit committee are Drs. Ratajczak and Verbrugge and Messrs. Deyo and Kirschner. The audit committee represents the board in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries. Its primary functions include monitoring the integrity of the Company’s financial statements, system of internal controls, and compliance with regulatory and legal requirements; monitoring the independence, qualifications and performance of the Company’s independent auditor; and providing an avenue of communication among the independent auditor, management and the board.
      Compensation Committee. The compensation committee is currently comprised of three directors, Messrs. Nie (Chairman), Fox and Payne, none of whom is a current or former employee of the Company or any of its subsidiaries. The duties of the compensation committee are generally to establish the compensation for the Company’s executive officers and to act on such other matters relating to compensation as it deems appropriate, including an annual evaluation of the Company’s Chief Executive Officer and the design and oversight of all compensation and benefit programs in which the Company’s employees and officers are eligible to participate.
Directors’ Compensation
      Each nonemployee director is paid an annual cash retainer of $20,000, and committee chairmen are paid an additional $4,500 annual cash retainer. During fiscal year 2006, each nonemployee director also received a cash fee of $2,500 for each board meeting attended and $2,000 for each committee meeting held other than in conjunction with a board meeting. For each committee meeting that is held in conjunction with a board meeting, each committee member receives a cash fee of $1,000. An additional $2,500 is received for travel time associated with attending the Company’s Annual Meeting. Each nonemployee director also received an option grant to purchase 2,000 shares of the Company’s Series A common stock after the annual meeting of stockholders of the Company held in 2005.
      Directors who are employees of Crown Crafts or its subsidiaries do not receive any compensation for their service as directors.
Compensation Committee Interlocks and Insider Participation
      None of the members of the compensation committee during fiscal year 2006 or as of the date of this proxy statement is or has been an officer or employee of the Company.
EXECUTIVE COMPENSATION
Executive Officers
      The executive officers of the Company are as follows:

Name	Age	Position With Company

E. Randall Chestnut(1)	58	Chairman of the Board, President and Chief Executive Officer
Amy Vidrine Samson(2)	45	Vice President and Chief Financial Officer
Nanci Freeman(3)	48	President and Chief Executive Officer, Crown Crafts Infant Products, Inc.

(1)	Information about the business experience of Mr. Chestnut is set forth under “Continuing Directors” above.

(2)	Ms. Samson joined the Company on July 23, 2001 as Vice President and Chief Financial Officer. Before joining the Company, she had served, since 1995, as Vice President of Finance and Operations of Hamco, Inc., a wholly-owned subsidiary of the Company.

(3)	Ms. Freeman has been President and Chief Executive Officer of Crown Crafts Infant Products, Inc., a wholly-owned subsidiary of the Company, since 1999.
      Subject to the terms of his or her employment agreement, each executive officer of the Company is elected or appointed by the board and holds office until such officer’s successor is elected or until such officer’s death, resignation or removal.

Summary of Executive Compensation
      The following table and notes present the total compensation paid to or earned by the Company’s chief executive officer and its other executive officers whose annual salary and bonus exceeded $100,000 (the “Named Executive Officers”) for services rendered during each of the Company’s last three fiscal years.
Summary Compensation Table

				Long-Term Compensation

		Annual Compensation		Restricted	Securities
	Fiscal			Stock	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Options (#)	Compensation

E. Randall Chestnut	2006	$395,000	$166,000	$-0-	-0-	$-0-
Chairman of the Board,	2005	395,000	-0-	-0-	-0-	-0-
President and Chief	2004	368,000	221,000	-0-	-0-	-0-
Executive Officer
Amy Vidrine Samson	2006	$190,000	$55,000	$-0-	-0-	$-0-
Vice President and	2005	193,000	-0-	-0-	-0-	-0-
Chief Financial Officer	2004	174,000	71,000	30,000	-0-	-0-
Nanci Freeman	2006	$261,000	$104,000	$-0-	-0-	$-0-
President and Chief Executive	2005	267,000	-0-	-0-	-0-	-0-
Officer, Crown Crafts	2004	245,000	99,000	30,000	-0-	-0-
Infant Products, Inc.

(1)	At April 2, 2006, Ms. Samson and Ms. Freeman each held 40,500 restricted shares of Series A common stock with a value of $25,920. The dollar amounts reported in the table above reflect the value of these shares on the date of grant, June 23, 2003. These shares vested on June 23, 2005. The Company does not expect to pay dividends on these shares.
Employment Agreements
      Mr. Chestnut has a Severance Protection Agreement for a two-year term renewable annually (so as to always be effective for two years after each renewal date), unless either party notifies the other of non-renewal in a timely manner, providing for payment of three times his compensation, acceleration of vesting of stock awards, repurchase by the Company of shares acquired on the exercise of stock options if he so elects, a cash payment sufficient to relieve him of any tax liability resulting from excise taxes on the payments to him and other benefits if his employment is terminated within two years of a Change in Control (as defined) and such termination is without cause (as defined) or for Good Reason (as defined).
      In addition, Mr. Chestnut, Ms. Samson and Ms. Freeman each have an employment agreement, the original terms of which expired March 31, 2004, in the case of Mr. Chestnut, and April 30, 2006, in the case of Ms. Samson and Ms. Freeman, and which currently renew automatically on a monthly basis unless either party to such agreement gives the other party to such agreement one year’s advance notice of non-renewal. Each agreement provides for annual salary and performance bonuses, as well as other benefits. If the Company terminates Mr. Chestnut’s employment without cause (as defined) or Mr. Chestnut terminates his employment for Good Reason (as defined), then Mr. Chestnut will be entitled to be paid the amounts provided in his Severance Protection Agreement. If the Company terminates the employment of either Ms. Samson or Ms. Freeman without cause (as defined) or either Ms. Samson or Ms. Freeman terminates her employment for Good Reason (as defined), then Ms. Samson or Ms. Freeman, as the case may be, will be entitled to her compensation for the greater of the remaining term of the agreement or one year plus an amount equal to her highest annual bonus for the three prior years. If there is a Change in Control (as defined), then each of Mr. Chestnut, Ms. Samson and Ms. Freeman may, under certain circumstances, elect to terminate their respective employment relationship with the Company and receive the foregoing benefits. Each of the employment agreements contains one-year post-employment non-competition provisions and provides for a continuity of compensation during that period if termination of employment was without cause or for Good Reason.

Option Exercises and Holdings
      The following table sets forth certain information with respect to stock options held by the Named Executive Officers, at April 2, 2006. No options were granted to or exercised by the Named Executive Officers during fiscal 2006.

	Number of	Value of
	Securities	Unexercised
	Underlying	In-the-Money
	Options at	Options at
	4/2/06	4/2/06(1)
	(Exercisable/	(Exercisable/
Name and Principal Position	Unexercisable)	Unexercisable)

E. Randall Chestnut, Chairman of the Board, President and Chief Executive Officer	35,000/ 0	$0/ $0
Amy Vidrine Samson, Vice President and Chief Financial Officer	7,500/ 0	$0/ $0
Nanci Freeman, President and Chief Executive Officer, Crown Crafts Infant Products, Inc.	15,000/ 0	$0/ $0

(1)	Value is equal to the difference between the April 2, 2006 closing price of the Series A common stock and the exercise price, which is equal to the closing price on the date of grant.
REPORT OF THE COMPENSATION COMMITTEE
      This report of the compensation committee sets forth the compensation committee’s compensation policies applicable to the Company’s chief executive officer and its other executive officers.
      The compensation committee is currently comprised of three nonemployee directors: Messrs. Nie, Fox and Payne. No current member of the compensation committee has ever been an employee of the Company or any of its subsidiaries, and none is eligible to participate in any of the compensation plans that the compensation committee administers other than the Company’s Amended 1995 Stock Option Plan, under which each director receives an option grant to purchase 2,000 shares of the Company’s Series A common stock each year on the day after the Company’s annual meeting of stockholders. Mr. Fox is a partner in the firm of Rogers & Hardin LLP, which performed legal services for the Company in fiscal 2006, and is performing legal services for the Company in fiscal 2007, at customary rates.
      The compensation committee has overall responsibility to review, monitor and recommend compensation plans to the board for approval. In reviewing and approving executive compensation for key executives other than the chief executive officer, the committee reviews recommendations from the chief executive officer.
      Policy and Objectives. The fundamental philosophy of the compensation program of the Company is to motivate executive officers to achieve short-term and long-term goals through incentive-based compensation and to provide competitive levels of compensation that will enable the Company to attract and retain qualified executives.
      The Company’s executive compensation program consists primarily of three components. Of the three, only base salary is fixed. The other two components are incentive-based. The Company provides short-term incentives in the form of bonuses paid to employees pursuant to formulae established by the compensation committee based upon the Company’s annual operating results and has provided long-term incentives through the Company’s Amended 1995 Stock Option Plan.
      A key objective of the compensation committee is to assure that the total compensation of the Company’s executives is competitive. To this end, the compensation committee compared the compensation of the Company’s senior executives with the compensation provided to executives in comparable positions at a self-constructed group of peer companies. As the basis for its 2006 competitive review, the compensation committee, with assistance from an independent compensation consultant, determined the appropriate companies to include in the peer group, which included companies in addition to those included in the Company’s peer group index that appears in this proxy statement for stock performance purposes. In the committee’s view, this analysis helps to ensure that the total compensation provided to the Company’s senior executives is set at an appropriate level to reward, retain and attract a talented management team.
      The compensation committee meets annually to set goals and establish formulae for the awarding of bonuses, based upon numerous factors, including the Company’s projected operating results. The formulae are generally progressive, meaning that lower levels of profitability or sales growth by the Company result in a lower proportion of incentive compensation to pretax income than do higher levels of profitability or sales growth. The compensation committee has reserved the right to alter the formulae at any time to reflect changing conditions.
Short-Term Compensation
      Base Salary. The compensation committee targets the base salary for each executive officer, including the chief executive officer, at median market levels for the peer group. Base salaries are reviewed annually by the compensation committee. The compensation committee believes this policy is consistent with the overall philosophy as set forth above.
      Short-Term Incentives. The Company provides executives with an opportunity for competitive short-term compensation in the form of bonuses based upon the Company’s operating results for the fiscal year. The maximum amounts potentially realizable by the eligible executives are targeted to median bonus levels for the peer group and are earned only if the Company meets or exceeds certain performance objective(s) for the fiscal year. The Company’s earnings in fiscal year 2006 were above the minimum level required to earn incentive compensation.
Long-Term Compensation
      The Company’s compensation program includes long-term compensation in the form of periodic grants of stock options. Long-term compensation is offered only to those key employees who can make an impact on the Company’s long-term performance. The granting of stock options is designed to link the interests of the executives with those of the stockholders as well as to retain key executives. Stock option grants provide an incentive that focuses the executives’ attention on managing the Company from the perspective of an owner with an equity stake in the business. Stock options are tied to the future performance of the Company’s stock and will provide value only if the price of the Company’s stock increases after the stock option becomes exercisable and before it expires.
Compensation Paid to the Chief Executive Officer
      The compensation committee meets annually to evaluate the performance of the chief executive officer. The compensation paid in fiscal year 2006 to Mr. Chestnut was based on the factors generally applicable to compensation paid to executives of the Company as described in this Report.
      In reviewing Mr. Chestnut’s short-term incentive compensation, the compensation committee reviewed and considered Mr. Chestnut’s recent performance, his achievements in prior years, his achievement of specific short-term goals and the Company’s performance in fiscal year 2006. Mr. Chestnut’s base salary and bonus formula for fiscal year 2006 were approved based on this review process. Mr. Chestnut’s bonus formula, which was based on the Company’s operating results for fiscal year 2006, resulted in a bonus for fiscal year 2006 of $166,000.
      Additionally, Mr. Chestnut’s long-term compensation was determined by considering such factors as the overall long-term goals of the Company, performance trends, potential stock appreciation and actual performance, taking into consideration factors and conditions which affected that performance, both positively and negatively.

Tax Compliance Policy
      Certain provisions of the federal tax laws limit the deductibility of certain compensation for the chief executive officer and other executives to $1.0 million in applicable remuneration in any year. This provision has had no effect on the Company since its enactment because no officer of the Company has received $1.0 million in applicable remuneration in any year. Nonetheless, the presence of non-qualified stock options makes it theoretically possible that the threshold may be exceeded at some time in the future. In such a case, the Company intends to take the necessary steps to conform its compensation to qualify for deductibility. Further, the compensation committee intends to give strong consideration to the deductibility of compensation in making its compensation decisions for executive officers in the future, balancing the goal of maintaining a compensation program which will enable the Company to attract and retain qualified executives while maximizing the creation of long-term stockholder value.
      This report has been submitted by the compensation committee.

Zenon S. Nie, Chairman
Steven E. Fox
William P. Payne
      Pursuant to the regulations of the SEC, this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

REPORT OF THE AUDIT COMMITTEE
      The audit committee of the Company’s board of directors is comprised of four directors, all of whom are independent, as defined by the listing standards of NASDAQ. The board has determined that Dr. Donald Ratajczak is an audit committee financial expert within the meaning of regulations adopted by the SEC as a result of his accounting and related financial management expertise and experience. The main function of the audit committee is to ensure that effective accounting policies are implemented and that internal controls are in place to deter fraud, anticipate financial risks and promote accurate and timely disclosure of financial and other material information to the public markets, the board and the stockholders. The audit committee also reviews and recommends to the board the approval of the annual financial statements and provides a forum, independent of management, where the Company’s auditors can communicate any issues of concern. In performing all of these functions, the audit committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.
      The audit committee has adopted a formal, written charter, which has been approved by the full board and which specifies the scope of the audit committee’s responsibilities and how it should carry them out. The complete text of the audit committee charter is available on the Company’s website at www.crowncrafts.com.
      The audit committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended April 2, 2006. The audit committee has discussed with Deloitte & Touche LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The audit committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee has discussed the independence of Deloitte & Touche LLP with that firm.
      Based on the aforementioned review and discussions with management and the Company’s auditors, and subject to the limitations on the role and responsibilities of the audit committee described above, the audit committee recommended to the board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2006.
      This report has been submitted by the audit committee.

Dr. Donald Ratajczak, Chairman
William T. Deyo, Jr.
Sidney Kirschner
Dr. James Verbrugge
      Pursuant to the regulations of the SEC, this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

PERFORMANCE GRAPH
      The Performance Graph set forth below compares the cumulative total stockholder return on $100 invested in the Company’s Series A common stock for the five-year period ended April 2, 2006, with the cumulative total return on the same investment in the Standard & Poor’s 500 Stock Index and the Standard & Poor’s Apparel, Accessories and Luxury Goods Index. The graph assumes all dividends were reinvested. The cumulative total stockholder return on the following graph is not necessarily indicative of future stockholder return.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CROWN CRAFTS, INC., THE S & P 500 INDEX
THE S & P APPAREL, ACCESSORIES & LUXURY GOODS INDEX

*	$100 invested on 3/31/01 in stock or index — including reinvestment of dividends. Fiscal year ending March 31.
Copyright© 2006. Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. all rights reserved. www.researchdatagroup.com/S&P.htm

INDEPENDENT AUDITORS
      Deloitte & Touche LLP currently serves as the Company’s independent accountants and conducted the audit of the Company’s consolidated financial statements for fiscal year 2006. The board of directors, upon the recommendation of its audit committee, has ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for 2007. Appointment of the independent accountants of the Company is not required to be submitted to a vote of the stockholders of the Company for ratification under the laws of Delaware.
      Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Principal Accountant Fees and Services
      The following is a summary of the fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the fiscal years ended April 2, 2006 and April 3, 2005:

	Fiscal	Fiscal
Fee Category	2006 Fees	2005 Fees

Audit Fees	$119,000	$113,500
Audit-related Fees	9,700	5,200
Tax Fees	51,300	71,700
All Other Fees	—	—
Total Fees	$180,000	$190,400
Audit Fees
      Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
      Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees
      Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and custom and duties tax planning.
All Other Fees
      Other fees consist of fees for products and services other than the services reported above. There were no fees paid to Deloitte & Touche LLP in fiscal 2006 or 2005 that are not included in the above classifications.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
      All services provided by Deloitte & Touche LLP are subject to pre-approval by the Company’s audit committee. Before granting any approval, the audit committee must receive: (1) a detailed description of the proposed service; (2) a statement from management as to why they believe Deloitte & Touche LLP is best qualified to perform the service; and (3) an estimate of the fees to be incurred. Before granting any approval, the audit committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of Deloitte & Touche LLP.
PROPOSAL 2:
APPROVAL OF 2006 OMNIBUS INCENTIVE PLAN
Introduction
      The Crown Crafts, Inc. 2006 Omnibus Incentive Plan (the “Omnibus Plan”) is intended to attract and retain directors, officers and employees of Crown Crafts and its subsidiaries and to motivate these persons to achieve performance objectives related to the Company’s overall goal of increasing stockholder value. The board of directors unanimously approved and adopted the Omnibus Plan on June 13, 2006, and the Omnibus Plan is being submitted to the stockholders of the Company for approval. If a quorum is present at the Annual Meeting, the approval of the Omnibus Plan must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.
      The board of directors believes approval of the Omnibus Plan by stockholders is in the Company’s best interest. The principal reason for adopting the Omnibus Plan is to ensure that Crown Crafts has a mechanism for long-term, equity-based incentive compensation to directors, officers and employees. The Omnibus Plan is designed to comply with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and, to the extent applicable, with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
      In addition, Crown Crafts will also amend the Company’s Amended 1995 Stock Option Plan (the “1995 Plan”) if the Omnibus Plan is approved by the Company’s stockholders. As of June [     ], 2006, the 1995 Plan had [                    ] shares remaining available for grant. If the Omnibus Plan is approved by stockholders, the 1995 Plan will be amended to reduce the number of shares available for grant under the 1995 Plan to [     ], with the result that no additional shares will be available for grants under the 1995 Plan and the 1995 Plan will be continued only for the purpose of administering and settling outstanding grants.
Summary of the Omnibus Plan
      The full text of the Omnibus Plan is set forth at Appendix A to this Proxy Statement, and the following summary is qualified in its entirety by reference to Appendix A.
      General. Awards granted under the Omnibus Plan may be in the form of qualified or non-qualified stock options, restricted stock, stock appreciation rights (“SARs”), long-term incentive compensation units consisting of a combination of cash and shares of the Company’s Series A common stock, or any combination thereof within the limitations set forth in the Omnibus Plan. The Omnibus Plan provides that awards may be made for ten years, and the Omnibus Plan will remain in effect thereafter until all matters relating to the payment of awards and administration of the Omnibus Plan have been settled.
      Administration. The Omnibus Plan, if approved by the stockholders of the Company, will be administered by the compensation committee of the board of directors (the “Omnibus Committee”). The Omnibus Committee has sole authority to administer and interpret the Omnibus Plan. The Omnibus Committee, within the terms of the Omnibus Plan, selects eligible employees and nonemployee directors to participate in the Omnibus Plan and determines the type, amount and duration of individual awards.
      Shares Available. The Omnibus Plan provides that the aggregate number of shares of Crown Crafts Series A common stock that may be subject to award may not exceed [                    ] shares, subject to adjustment in certain circumstances to prevent dilution. The Series A common stock to be delivered under the Omnibus Plan will be authorized and unissued shares. Shares underlying awards that are canceled, expired, forfeited or terminated shall, in most circumstances, again be available for the grant of additional awards within the limits provided by the Omnibus Plan.

      Eligibility. The Omnibus Plan provides for awards to eligible employees of the Company and its subsidiaries and to nonemployee directors of the Company. Because it is generally within the discretion of the Omnibus Committee to determine which participants receive awards and the amount and type of award received, it is not possible at the present time to determine the amount of awards or the number of individuals to whom awards will be made under the Omnibus Plan. The executive officers of the Company named in the table under the caption “Executive Compensation” herein are among the employees who would be eligible to receive awards under the Omnibus Plan.
      Stock Options. Subject to the terms and provisions of the Omnibus Plan, options to purchase the Series A common stock of the Company may be granted to participants at any time and from time to time as shall be determined by the Omnibus Committee. Such options may be “incentive stock options,” as defined in Section 422 of the Code, or “non-qualified options” under the Code. Incentive stock options may only be granted to eligible employees and not to nonemployee directors. The Omnibus Committee will have discretion in determining the number of shares of Series A common stock to be covered by each option granted to the recipient. Each grant of options under the Omnibus Plan will be evidenced by an option agreement that will specify the exercise price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that becomes exercisable on specified dates in the future, and such other provisions as the Omnibus Committee may determine.
      The initial exercise price for each option granted under the Omnibus Plan will be determined by the Omnibus Committee in its discretion, provided that the exercise price of any option may not be less than the fair market value of the Series A common stock (as determined pursuant to the Omnibus Plan) on the date of grant of the option and, in the case of any optionee who owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422(b)(6) of the Code), 110% of such fair market value with respect to any option intended to qualify as an incentive stock option.
      All options granted under the Omnibus Plan will expire no later than ten years from the date of grant. Subject to the limitations set forth in the Omnibus Plan, any option may be exercised by payment to the Company of cash or, at the discretion of the Omnibus Committee, by surrender of shares of the Company’s Series A common stock owned by the participant (including, if the Omnibus Committee so permits, a portion of the shares as to which the option is then being exercised) or a combination of cash and such shares.
      The Omnibus Plan places limitations on the exercise of options that constitute incentive stock options under certain circumstances upon or after termination of employment, and also provides the Omnibus Committee with the discretion to place similar limitations on the exercise of any non-qualified options. Options are nontransferable except by will or in accordance with applicable laws of descent and distribution. The granting of an option does not provide the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the payment in full of the exercise price by the optionee for the shares being purchased.
      Restricted Stock. The Omnibus Plan provides for the award of shares of Series A common stock which are subject to certain restrictions provided in the Omnibus Plan or otherwise determined by the Omnibus Committee. Restricted stock awards pursuant to the Omnibus Plan will be evidenced by a restricted stock grant agreement between the Company and the recipient, specifying the purchase price, if any, paid by the holder for the restricted stock, with such price to be determined by the Omnibus Committee. The restricted stock grant agreement will also set forth any forfeiture provisions regarding the restricted stock, as determined by the Omnibus Committee in its discretion. The holder may sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the restricted stock during the restriction period designated by the Omnibus Committee only in accordance with the specific limitations imposed in the applicable restricted stock grant agreement, by applicable state or federal securities laws or as may be determined by the Omnibus Committee. Certificates representing restricted stock issued pursuant to the Omnibus Plan will bear all legends required by law and necessary to effectuate the provisions of the Omnibus Plan and the applicable restricted stock grant agreement. To facilitate the enforcement of the restrictions on the restricted stock, the Omnibus Committee may in its discretion require the holder to deliver such certificates to the Company to be held in escrow until the applicable restriction period has expired.
      Long-Term Incentive Compensation Units. The Omnibus Plan authorizes the Omnibus Committee to grant awards of “units” to participants. Units will be granted only upon authorization by the Omnibus Committee and the execution and delivery of a unit award agreement, in form and substance satisfactory to the Omnibus Committee, by the participant to whom units are to be granted. Stock or cash underlying units will be distributed only after the end of a performance period of two of more years beginning with the year in which the units are granted. The performance period respecting each grant of units will be set by the Omnibus Committee. There may be more than one unit granted to a unit recipient at any given time and the performance periods may differ. At the time a unit is granted the Omnibus Committee will establish levels of financial performance and other performance objectives to be achieved in each year of the performance period. The Omnibus Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Distributions of stock or cash underlying units will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one, against financial results. The annual financial and other performance results will be averaged over the performance period and translated into percentage factors according to graduated criteria established by the Omnibus Committee for the entire performance period. The resulting percentage factors will determine the percentage of units to be distributed. No distributions will be made if a minimum average percentage of the applicable measurement of performance established by the Omnibus Committee is not achieved for the performance period.
      The Omnibus Plan provides for, in the discretion of the Omnibus Committee, the proration of units in the event of a unit recipient’s death, disability or retirement. In the event of termination of the unit recipient’s status as an eligible employee or member of the board of directors prior to the end of the applicable performance period for any reason other than death, disability or retirement, undistributed units awarded for such performance period will be immediately forfeited.
      A unit recipient will have no rights as a stockholder of the Company with respect to any units until the distribution of shares of Series A common stock in connection therewith, other than receipt of dividends credited to the unit recipient’s account for units awarded and not distributed, calculated according to the terms of the Omnibus Plan.
      Stock Appreciation Rights. The Omnibus Committee in its discretion may grant SARs under the Omnibus Plan. SARs will be granted only pursuant to a SAR agreement, which shall provide for an expiration date not later than ten years after the date such SAR is granted. A SAR will entitle the holder to receive from the Company an amount equal to the excess, if any, of the aggregate fair market value of the Company’s Series A common stock which is the subject of the SAR over its “base value,” defined as the fair market value of such stock on the date of issuance of the SAR.
      The Company will pay the amount to which the SAR recipient exercising the SAR is entitled in cash. A SAR recipient may designate a beneficiary to receive cash otherwise payable to the SAR recipient in the event of the SAR recipient’s death.
      New Plan Benefits. No benefits have been granted or will be granted under the Omnibus Plan prior to the approval of the Omnibus Plan by the stockholders of the Company.
      Effect of Change in Control. Awards under the Omnibus Plan are generally subject to special provisions upon the occurrence of a “change in control” (as defined in the Omnibus Plan) transaction with respect to the Company. Under the Omnibus Plan, upon the occurrence of a change in control any outstanding stock options, SARs or other equity awards under the Omnibus Plan will generally become fully vested and exercisable and, in certain cases, paid to the participant, unless the agreement entered into with respect to such equity award provides otherwise. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Federal Income Tax Consequences
      The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not address state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award under the Omnibus Plan.
      Incentive Options. There will not be any federal income tax consequences to either the optionee or the Company as a result of the grant of an incentive stock option under the Omnibus Plan. The exercise by an optionee of an incentive stock option also will not result in any federal income tax consequences to the Company or the optionee, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the optionee will be includable in the optionee’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Series A common stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.
      If the optionee disposes of the shares of Series A common stock acquired upon exercise of the incentive stock option, the federal income tax consequences will depend upon how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised and the shares were transferred to the optionee, then the optionee will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the optionee realized on disposition of the shares and (ii) the option price at which the optionee acquired the shares. The Company would not be entitled to any compensation expense deduction under these circumstances.
      If the optionee does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the optionee will be required to report as ordinary income, in the year the shares are disposed of, the amount by which (A) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option (or, for directors, officers or greater than 10% stockholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise) or (ii) the amount realized on the disposition of the shares, exceeds (B) the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the optionee (as such deduction may be limited by certain provisions of the Code). The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.
      Non-qualified Options. Neither the optionee nor the Company incurs any federal income tax consequences as a result of the grant of a non-qualified option. Upon exercise of a non-qualified option, an optionee will recognize ordinary income, subject, in the case of employees, to payroll tax withholding and reporting requirements, on the “includability date” in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the includability date; and (ii) the consideration paid for the shares. The includability date generally will be the date of exercise of the non-qualified option. However, the includability date for participants who are officers, directors or greater than 10% stockholders of the Company will generally occur six months later, unless such persons file an election under Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the non-qualified option. The optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Series A common stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.
      At the time of a subsequent sale or disposition of any shares of Series A common stock obtained upon exercise of a non-qualified option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the includability date and short-term capital gain or loss if the sale or disposition occurs one year or less after the includability date.
      In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-qualified option for any amounts includable in the taxable income of the optionee as ordinary income (as such deduction may be limited by certain provisions of the Code).
      Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that is not subject to a substantial risk of forfeiture, a holder will recognize ordinary income, subject, in the case of employees, to payroll tax withholding and reporting requirements, in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a holder may file an election under Section 83(b) of the Code within 30 days after receipt to recognize ordinary income, subject, in the case of employees, to payroll tax withholding and reporting requirements, in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the holder will not recognize any additional income when the restrictions on the shares issued in connection with the restricted stock award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the holder as ordinary income (as such deduction may be limited by certain provisions of the Code). At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.
      A holder who does not make a Section 83(b) election within 30 days of the receipt of a restricted stock award that is subject to a risk of forfeiture will recognize ordinary income, subject, in the case of employees, to payroll tax withholding and reporting requirements, at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares free of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the holder as ordinary income (as such deduction may be limited by certain provisions of the Code). At the time of a subsequent sale or disposition of any shares of Series A common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse. Any dividends received by a holder with respect to unvested shares will, unless such holder has made a valid Section 83(b) election, constitute compensation income (for which the Company generally will be entitled to a corresponding tax deduction) subject to the holder’s ordinary income tax rates and, in the case of employees, to payroll tax withholding and reporting by the Company.
      Units. Any cash and the fair market value of any Series A common stock of the Company received as payment in respect of units will generally constitute ordinary income to the unit recipient upon receipt. The Company will be entitled to an income tax deduction corresponding to the ordinary income recognized by the unit recipient (as such deduction may be limited by certain provisions of the Code).
      SARs. A participant who is granted SARs under the Omnibus Plan will not realize any taxable income upon the grant of such SAR, and the Company will not be entitled to any deduction for income tax purposes at such time. However, when the SAR Recipient exercises a SAR, the amount of cash paid by the Company is taxable to the SAR recipient as ordinary income. The Company will be entitled to a corresponding deduction for the taxable year in which the SAR is exercised (as such deduction may be limited by certain provisions of the Code).
      Excise Tax on Parachute Payments. Section 4999 of the Code imposes an excise tax on “excess parachute payments,” as defined in Section 280G of the Code. Generally, parachute payments are payments in the nature of compensation to employees or independent contractors who are also officers, stockholders or highly-compensated individuals, where such payments are contingent on a change in ownership or control of the stock or assets of the paying corporation. In addition, the payments generally must be substantially greater in amount than the recipient’s regular annual compensation. Under Treasury Regulations finalized by the Internal Revenue Service in 2003, under certain circumstances the grant, vesting, acceleration or exercise of awards pursuant to the Omnibus Plan could be treated as contingent on a change in ownership or control for purposes of determining the amount of a participant’s parachute payments.
      In general, the amount of a parachute payment (some portion of which may be deemed to be an “excess parachute payment”) would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. If a participant were found to have received an excess parachute payment, he or she would be subject to a special nondeductible 20% excise tax on the amount thereof, and the Company would not be allowed to claim any deduction with respect thereto. Under the provisions of the Omnibus Plan, the Company may reduce the amount of payments to be made to a participant to the extent necessary to avoid that result.
      Million Dollar Deduction Limit. Section 162(m) of the Code limits the tax deduction a public company may take with respect to compensation in excess of $1,000,000 that is paid to certain executive officers of the company, including the chief executive officer and the company’s four other most highly compensated officers. Under the provisions of the Omnibus Plan, the Company may reduce the amount of payments to be made to a participant in a particular year to the extent necessary to avoid the deductibility limits of Section 162(m). In such event, the amount by which the payments in a particular year were reduced will be paid to the participant in the following year if the payment of such amounts would not cause the Company’s compensation deduction in that year to be limited by the provisions of Section 162(m).
      Excise Tax on Deferred Compensation. Section 409A of the Code provides for the imposition of an excise tax and interest on service providers in the case of certain deferrals of compensation that do not comply with the statute’s requirements. The Company intends and anticipates that awards under the Omnibus Plan will not be subject to the requirements of Section 409A because awards generally will be payable as soon as administratively practicable after the award becomes vested, thus avoiding a deferral of compensation, or otherwise will not provide for compensation deferral. However, to the extent that Section 409A does apply to an award, the Omnibus Plan will be interpreted, operated and administered consistent with the Company’s intent that participants not be subject to the imposition of excise tax and interest, and any inconsistent provision of an award agreement will be deemed to be modified as the Omnibus Committee determines in its sole discretion and without further consent of the affected participant.
Amendment and Termination
      The board of directors may, at any time and from time to time, terminate, amend, or modify some or all of the provisions of the Omnibus Plan. However, without the approval of the stockholders of the Company (as may be required by the Code, by Section 16 of the Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which the shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may: (i) materially increase the total number of shares which may be granted under the Omnibus Plan; (ii) materially modify the requirements as to eligibility for participation in the Omnibus Plan; or (iii) materially increase the benefits accruing to participants under the Omnibus Plan.
      No termination, amendment or modification of the Omnibus Plan may in any manner adversely affect any award previously granted under the Omnibus Plan, without the written consent of the recipient.
Vote
      Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting “for” the approval of the Omnibus Plan.
Recommendation of the Board of Directors
      The board of directors unanimously recommends a vote FOR approval of the Crown Crafts, Inc. 2006 Omnibus Incentive Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of the common stock of the Company to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. They are also required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.
      To the Company’s knowledge, based solely on its review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended April 2, 2006, all of the Company’s officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.
OTHER MATTERS
      The board does not contemplate bringing before the Annual Meeting any matter other than those specified in the accompanying Notice of Annual Meeting of Stockholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, signed proxies will be voted upon such questions in accordance with the best judgment of the persons acting under the proxies.
ADDITIONAL INFORMATION
Where You Can Find More Information
      Crown Crafts is delivering with this proxy statement a copy of its Annual Report on Form 10-K for the year ended April 2, 2006. Crown Crafts files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information at the SEC’s Public Reference Room at 450 Fifty Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.
Code of Ethics
      The Company has adopted a code of ethics that is applicable to the Company’s chief executive officer and all senior financial officers, including the chief financial officer and principal accounting officer. The complete text of the code of ethics is available on the Company’s website at www.crowncrafts.com. It has also been filed as an exhibit to the Company’s 2004 Annual Report on Form 10-K. The Company intends to post any amendments to, or waivers from, its code of ethics on its website.
Stockholder Proposals
      Crown Crafts will hold an annual meeting in the year 2007. Pursuant to the Company’s bylaws and Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement with respect to such meeting. Under the Company’s bylaws, you must notify the Company’s secretary in writing not less than 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting, of any proposals. Such notice must include (i) the name and address of the stockholder and the person or persons to be nominated as directors or a description of the business to be proposed; (ii) the class and number of shares of the Company’s capital stock that are owned beneficially by such stockholder; and (iii) as applicable, all information relating to such nominee or each matter of business to be proposed by such stockholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or the matter been proposed, by the board. In addition, your proposal must otherwise comply with Rule 14a-8 to be eligible for inclusion in the Company’s 2007 proxy statement. Even if the Company receives a proposal from a stockholder in a timely manner, it reserves the right to omit from its

2007 proxy statement any proposal that it is not required to include under the Securities Exchange Act of 1934, as amended.
      You may write to the Secretary of Crown Crafts at the following address: Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn: Corporate Secretary.
Householding of Proxy Materials
      The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. It is anticipated that a number of brokers with account holders who are stockholders of the Company will be householding the Company’s proxy materials. If you receive notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker or notify us by sending a written request to Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn: Corporate Secretary.

APPENDIX A
CROWN CRAFTS, INC.
2006 OMNIBUS INCENTIVE PLAN
      THIS IS THE 2006 OMNIBUS INCENTIVE PLAN (“Plan”) of Crown Crafts, Inc., a Delaware corporation (the “Corporation” or the “Company”), under which ISOs and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights and/or Units may be granted from time to time to Eligible Employees of the Corporation and of any of its subsidiaries (the “Subsidiaries”) and to Nonemployee Directors, subject to the following provisions:
ARTICLE I
DEFINITIONS
      The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.
      Affiliate. Any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the 1934 Act.
      Board. The Board of Directors of the Corporation.
      Cause. A termination by the Corporation or a Subsidiary of an Eligible Employee’s employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Employee (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Eligible Employee’s duties to the Company or the Subsidiary or (iii) has committed a material breach of any written agreement with the Company or the Subsidiary with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. In the event that an Eligible Employee is a party to an employment agreement with the Company or any Subsidiary that defines a termination on account of “Cause” (or a term having similar meaning), such definition shall apply as the definition of a termination on account of “Cause” for purposes hereof, but only to the extent that such definition provides the Eligible Employee with greater rights. A termination on account of Cause shall be communicated by written notice to the Eligible Employee and shall be deemed to occur on the date such notice is delivered to the Eligible Employee.
      Change in Control. A “Change in Control” shall be deemed to have occurred upon:

(i) the occurrence of an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a ”Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”) (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) that is thirty percent (30%) or more of the Company Voting Securities;

(ii) at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3 ) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for Death, Disability or Retirement) to constitute a majority thereof;

(iii) the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger,

consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company Voting Securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company Voting Securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

(iv) the sale or other disposition of all or substantially all of the assets of the Company;

(v) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(vi) the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

      Code. The Internal Revenue Code of 1986, as amended, or any successor thereto, together with the rules and regulations promulgated thereunder.
      Committee. The Compensation Committee of the Board.
      Common Stock. The Series A Common Stock, $0.01 par value per share, of the Corporation.
      Death. The date of death of a Participant who has received Rights as established by the relevant death certificate.
      Disability. The date on which a Participant who has received Rights becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.
      Effective Date. The date as of which this Plan is effective, which shall be the date it is adopted by the Board.
      Eligible Employees. Those individuals who meet all of the following eligibility requirements:

(i) Such individual must be a full-time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an “employee” only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

(ii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

(iii) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.
      Fair Market Value. With respect to the Corporation’s Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

(i) if the Common Stock is traded on a national securities exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

(ii) if the Common Stock is traded over-the-counter on the date in question and is classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), National Market System (“NMS”) prior to the date in question;

(iii) if the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

(iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate, subject to the approval of the Board, and the Committee shall maintain a written record of its method of determining Fair Market Value.
      ISO. Any Option that both (i) qualifies as an “incentive stock option” as defined in Section 422 of the Code and (ii) is designated by the Committee as an ISO.
      Nonemployee Director. A member of the Board who is not an employee of the Corporation or a Subsidiary at the time a Right is granted to such Board member hereunder.
      Non-Qualified Option. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.
      Option Agreement. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.
      Options. ISOs and Non-Qualified Options are collectively referred to herein as “Options”; provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.
      Participant. An Eligible Employee or a Nonemployee Director who is selected by the Committee to participate in the Plan.
      Plan Pool. A total of [                    ] shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.
      Registration. The registration by the Corporation under the 1933 Act and applicable state “Blue Sky” and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.
      Repricing. The Company or the Committee (i) amending the terms of an outstanding Right to lower its exercise price; (ii) taking any other action that is treated as repricing under generally accepted accounting principles; or (iii) taking any other action that is treated as repricing under any applicable rule of the NASDAQ or any national securities exchange on which the Common Stock is listed or reported.
      Restricted Stock. The Stock which a Holder shall be awarded with restrictions when, as, in the amounts and with the restrictions described in Article IV.
      Restricted Stock Grant Agreement. The agreement between the Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.
      Retirement. The termination of an Eligible Employee’s employment under conditions which would constitute “normal retirement” or “early retirement” under any tax qualified retirement plan maintained by the Corporation or a Subsidiary; the termination of an Eligible Employee’s employment after attaining age 65 (except in the case of a termination for Cause); or the voluntary termination of a Nonemployee Director’s membership on the Board.
      Rights. The rights to exercise, purchase or receive the Options, Restricted Stock, Units and SARs described herein.

      Rights Agreement. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.
      SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in Article VI.
      SAR Agreement. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.
      SEC. The Securities and Exchange Commission.
      Stock. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.
      Tax Withholding Liability. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.
      Transfer. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, or any other form of transfer of a share of Stock or of a Right, including any transfer by operation of law, by will or descent and distribution, by a qualified domestic relations order, property settlement or maintenance agreement, or by result of the bankruptcy laws.
      Units. The Right of a Unit Recipient to receive a combination of cash and Stock as described in Article V.
      Unit Agreement. The agreement between the Corporation and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.
      1933 Act. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.
      1934 Act. The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.
ARTICLE II
GENERAL
Section 2.1.     Purpose.
      The purposes of this Plan are (i) to encourage and motivate employees and directors to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation’s Common Stock; (ii) to achieve a unity of purpose between such employees and directors in the achievement of the Corporation’s primary long-term performance objectives; and (iii) to retain such employees and directors by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Participants pursuant to the terms of this Plan.
Section 2.2.     Administration.
      (a) The Plan shall be administered by the Committee. Subject to the provisions of Rule 16b-3(d) under the 1934 Act, the Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

      (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be recommended to the Board for approval, and when so approved by the Board shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion, subject to the approval by the Board;

(i) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

(ii) to define the terms used in the Plan and in the Rights granted hereunder;

(iii) to prescribe, amend and rescind the rules and regulations relating to the Plan;

(iv) to determine the Participants to whom and the time or times at which such Rights shall be granted, the time or times or event or events upon which such Rights shall vest and become exercisable, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price(s) or other relevant purchase price(s) or value(s) pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

(v) to make all other determinations and interpretations necessary or advisable for the administration of the Plan.
      (c) Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to determine any matters, or exercise any discretion, to the extent that the power to make such determinations or to exercise such discretion would cause the loss of exemption under Rule 16b-3 under the 1934 Act of any grant or award hereunder.
      (d) It shall be in the discretion of the Committee, subject to approval by the Board, to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.
      (e) The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Participants receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible, subject to approval by the Board, for determining the maximum number of Participants and the suitability of particular persons to be Participants in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.
      (f) In determining the Participants to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee and the Board shall take into account the nature of the services rendered by such Participants, their present and potential contributions to the success of the Corporation and/or a Subsidiary and such other factors as the Committee and the Board shall deem relevant. A Participant who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan having the same or different terms and conditions if the Committee and the Board shall so determine. If pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of a Participant be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.
      (g) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Board, and until the Board acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

      (h) Notwithstanding anything to the contrary in this Plan, unless and except to the extent otherwise approved by the shareholders of the Corporation, Repricing of Rights granted under this Plan shall not be permitted.
Section 2.3.     Stock Available For Rights.
      (a) Shares of Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Participant expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.
      (b) If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification, then appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to approval by the Board, and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.
      (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.
      (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).
Section 2.4.     Severable Provisions.
      The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.
Section 2.5.     Compliance with Code Section 409A.
      It is intended and anticipated that awards of Rights under the Plan will not be subject to the requirements of Code Section 409A because Rights generally will be payable as soon as administratively practicable after the Right becomes vested. However, to the extent that Code Section 409A does apply to an award, the Plan is intended to comply with Code Section 409A, and official guidance issued thereunder, and thus avoid the imposition of any excise tax and interest on any Participant pursuant to Code Section 409A(a)(1)(B). Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent, and any inconsistent provision of any Option Agreement, Restricted

Stock Grant Agreement, Unit Agreement or SAR Agreement, as the case may be, shall be deemed to be modified accordingly as the Committee shall determine in its sole discretion and without further consent of the applicable Participant; provided that the Company shall have no liability whatsoever to any Participant or any other person in the event that any Right is determined to be subject to and not in compliance with Code Section 409A.
Section 2.6.     Compliance with Rule 16b-3.
      With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.
ARTICLE III
OPTIONS
Section 3.1.     Grant of Options.
      (a) The Company may grant Options to Participants as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee and (ii) the approval of such grant by the Board. Each Option grant shall be subsequently evidenced as soon as administratively practicable by the execution and delivery of an Option Agreement by the Participant (the “Optionee”) and a duly authorized officer of the Company. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.
      (b) Subject to approval by the Board, the Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options; provided that the Company shall have no liability whatsoever to any Participant or any other person in the event that any Option designated as an ISO fails to qualify as such at any time. In accordance with Section 422(d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the “$100,000 Limitation”). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.
Section 3.2.     Exercise Price.
      Subject to approval by the Board, the initial exercise price of each Option granted under this Plan (the “Exercise Price”) shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of an Option shall not be less than the Fair Market Value of the Common Stock on the date of grant of the Option; and provided, further, that the Exercise Price of an ISO shall not be less than one hundred ten percent (110%) of such Fair Market Value in the case of any Eligible Employee who owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company within the meaning of Section 422(b)(6) of the Code (a “10% Shareholder”).
Section 3.3.     Terms and Conditions of Options.
      (a) All Options must be granted within ten (10) years of the Effective Date.
      (b) The Committee, subject to the approval by the Board, may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee, but the Committee may not grant ISOs to any Participant who is not an Eligible Employee.

      (c) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.
      (d) At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.
      (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries or as a member of the Board.
      (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the “Vesting Period”) with respect to the total number of shares of Stock acquirable thereunder and/or the event or events upon the occurrence of which each Option or portion thereof will first become exercisable (the “Vesting Event”). The Vesting Period and the Vesting Event will be fixed by the Committee in its discretion, and may be accelerated or shortened or modified or altered, as applicable, by the Committee in its discretion; provided, however, that the Vesting Period for any portion of each ISO shall be at least one (1) year from the date such Option was granted.
      (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.
      (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased, along with the Company’s Tax Withholding Liability with respect thereto. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).
      (i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends one (1) year and one (1) day after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.
Section 3.4.     Exercise of Options.
      (a) An Optionee other than a Nonemployee Director must be an Eligible Employee at all times from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).
      (b) An Option may be exercised to the extent then exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c); and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event of the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

      (c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company’s Tax Withholding Liability required in connection with such exercise.
      (d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, or money order payable to the order of the Company; or (ii) at the discretion of the Committee and the Board, through the delivery of shares of the Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price; or (iii) at the discretion of the Committee and the Board, by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.
Section 3.5.     Term and Termination of Option.
      (a) Subject to approval by the Board, the Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted (the “Option Period”). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. Subject to approval by the Board, the Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however, that such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).
      (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) three (3) months after the date that the Optionee ceases to be an Eligible Employee for any reason, other than by reason of Death, Disability or Cause; (ii) one (1) year after the date that the Optionee ceases to be an Eligible Employee by reason of Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of a termination for Cause. The Committee may, subject to approval by the Board, specify other events that will result in the termination of an ISO (including termination of employment by reason of Death). In the case of Non-Qualified Options, the Committee shall have discretion, subject to approval by the Board, to specify what events, if any, will terminate the Option prior to the expiration of the Option Period.
Section 3.6.     Restrictions On Transfer.
      An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.
Section 3.7.     Stock Certificates.
      Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement and the legends referred to in this Section 3.7 have been complied with.
Section 3.8.     Amendment and Discontinuance.
      The Board may amend, suspend or discontinue the provisions of this Article III at any time or from time to time; provided, however, that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Participants or materially modify eligibility requirements for participation under this Article III. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.
ARTICLE IV
RESTRICTED STOCK GRANTS
Section 4.1     Grants of Restricted Stock.
      (a) The Company may issue Restricted Stock to Participants as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Restricted Stock Grant Agreement by the Participant to whom such Restricted Stock is to be issued (the “Holder”) and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee and/or approval by the Board.
      (b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee and the Board.
      (c) Without limiting the foregoing, and as determined by the Committee and the Board, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock as well as provisions addressing voting rights, dividends, and the escrowing of the Restricted Stock during the period prior to the expiration of such forfeiture provisions.
      (d) At the discretion of the Committee, the Holder, as a condition to such issuance, may be required (i) to execute and deliver to the Company a confidential information agreement approved by the Committee and/or (ii) to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation’s Tax Withholding Liability required in connection with such issuance.
      (e) Nothing contained in this Article IV, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries or as a member of the Board.
Section 4.2.     Restrictions on Transfer of Restricted Stock.
      (a) Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed pursuant to the applicable Restricted Stock Grant Agreement, by applicable state or federal securities laws, or as set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.
      (b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.
      (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company’s rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.
      (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder’s spouse, to the corporate secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the corporate secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.
Section 4.3.     Compliance with Law.
      Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which a Participant would be issued Restricted Stock hereunder prior to such issuance.
Section 4.4.     Stock Certificates.
      Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.
Section 4.5.     Market Standoff.
      To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.
Section 4.6.     Amendment and Discontinuance.
      The Board may amend, suspend or discontinue this Article IV at any time or from time to time; provided, however, that no such action of the Board shall alter or impair any rights previously granted to Holders under this Article IV without the consent of such affected Holders; and provided, further, that no such action may, without the approval of the Company’s shareholders, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Participants under this Article IV or materially modify the requirements as to eligibility for participation under this Article IV. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any Restricted Stock previously granted under this Article IV without the consent of the applicable Holder.

ARTICLE V
LONG-TERM INCENTIVE COMPENSATION UNITS
Section 5.1.     Awards of Units.
      (a) The Company may grant awards of Units to Participants as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Unit Agreement by the Participant to whom Units are to be granted (a “Unit Recipient”) and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee and/or approval by the Board. Units may be granted in each of the years 2006 through 2013 in such amounts and to such Unit Recipients as the Committee may determine, subject to approval by the Board and to the limitation in Section 5.2 below.
      (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.
      (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two (2) or more years (“Performance Period”) beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee and the Board for each year’s awards.
      (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may, subject to approval of the Board, adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.
      (e) Distributions of Units awarded will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee, subject to approval of the Board, for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee and approved by the Board, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee, subject to approval by the Board.
      (f) The percentage of Units awarded which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called “Retained Units.”
      (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee, subject to approval by the Board. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be canceled.
      (h) Notwithstanding any other provision in this Article V, the Committee, if it determines that it is necessary or advisable under the circumstances, may, subject to approval by the Board, adopt rules pursuant to which Participants by virtue of hire, or promotion or upgrade to a higher job grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.
Section 5.2.     Limitations.
      The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.
      Section 5.3.     Terms and Conditions.
      (a) All awards of Units must be made within ten (10) years of the Effective Date.
      (b) At the discretion of the Committee and the Board, a Unit Recipient, as a condition to the award of Units, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.
      (c) Nothing contained in this Article V, any Unit Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries or as a member of the Board.
      (d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6.
Section 5.4.     Special Distribution Rules.
      (a) Except as otherwise provided in this Section 5.4, a Unit Recipient other than a Nonemployee Director must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.
      (b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee and the Board to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.
      (c) If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit Recipient under this Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company’s performance for such period.
      (d) In the event of the termination of the Unit Recipient’s status as an Eligible Employee or service as a Nonemployee Director prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.
      (e) Upon a Unit Recipient’s promotion to a higher job grade classification, the Committee and the Board may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher job grade classification for the then current Performance Period.
      Notwithstanding any other provision of this Plan, the Committee and the Board may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower job grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be canceled.
Section 5.5.     Dividend Equivalent Units.
      On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the “Dividend Equivalent Credit”) on the payment date to each Unit Recipient’s account for each Unit which has been awarded to the Unit Recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.
Section 5.6.     Adjustments.
      In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may, subject to approval by the Board, make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.
Section 5.7.     Other Conditions.
      (a) No person shall have any claim to be granted an award of Units under this Article V, and there is no obligation for uniformity of treatment of Participants or Unit Recipients under this Article V.
      (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.
      (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or NASDAQ-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.
      (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the “Distribution Date” shall be March 15th in the year of distribution (or, if such date does not constitute a business day, the immediately preceding business day), except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee and the Board determine the amount and form of the distribution.

      (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

(i) the regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Corporation;

(ii) the rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b);

(iii) estimated consolidated net income of the Corporation for the twelve (12) month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

(iv) the Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.
      (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this Article V.
Section 5.8.     Designation of Beneficiaries.
      A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient’s Death. In case of the Unit Recipient’s Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit recipient estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.
Section 5.9.     Restrictions on Transfer.
      Units granted under Article V may not be Transferred, except as provided in Section 5.8, and, during the lifetime of the Unit Recipient to whom Units were awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.
Section 5.10.     Amendment and Discontinuance.
      No award of Units may be granted under this Article V after December 31, 2013. The Board may amend, suspend or discontinue the provisions of this Article V at any time or from time to time; provided, however, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Participants under this Article V or materially modify the eligibility requirements for participation under this Article V. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any Unit previously granted under this Article V without the consent of the applicable Unit recipient.

ARTICLE VI
STOCK APPRECIATION RIGHTS
Section 6.1.     Grants of SARs.
      (a) The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee; (ii) approval by the Board; and (iii) the execution and delivery of a SAR Agreement by the Participant to whom the SARs are to be granted (the “SAR Recipient”) and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan.
      (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.
Section 6.2.     Terms and Conditions of SARs.
      (a) All SARs must be granted within ten (10) years of the Effective Date.
      (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the “Base Value”) equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.
      (c) At the discretion of the Committee and the Board, a SAR Recipient, as a condition to the granting of a SAR, may be required to execute and deliver to the Corporation a confidential information agreement approved by the Committee.
      (d) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries or as a member of the Board.
      (e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the “SAR Vesting Period”). Such SAR Vesting Periods will be fixed by the Committee, subject to approval by the Board, and may be accelerated or shortened by the Committee, subject to approval by the Board.
      (f) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.
      (g) A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).
Section 6.3.     Restrictions On Transfer of SARs.
      SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.
Section 6.4.     Exercise of SARs.
      (a) A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the “SAR Exercise Date”).
      (b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company’s Tax Withholding Liability arising from such exercise.
Section 6.5.     Termination of SARs.
      Subject to approval by the Board, the Committee shall determine, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the “SAR Period”). Subject to approval by the Board, the Committee may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5.
Section 6.6.     Designation of Beneficiaries.
      A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient’s Death. In case of the SAR Recipient’s Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.
Section 6.7.     Amendment and Discontinuance.
      The Board may amend, suspend or discontinue the provisions of this Article VI at any time or from time to time, provided that no action of the Board may, without the approval of the shareholders of the Corporation materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Participants or materially modify eligibility requirements for participation under this Article VI. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR Recipient.
ARTICLE VII
MISCELLANEOUS
Section 7.1.     Effect of Change in Control.
      Except to the extent a Rights Agreement provides for a different result (in which case the Rights Agreement will govern and this Section 7.1 shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Change in Control of the Company shall occur, then, effective immediately prior to such Change in Control, (i) each outstanding Option and SAR, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement; (ii) all Restricted Stock shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse; and (iii) each outstanding Unit shall become immediately and fully vested and payable.
Section 7.2.     Excise Tax Limit and Million Dollar Deduction Limit.
      (a) (i) Notwithstanding anything contained herein to the contrary, in the event that the vesting of Rights, together with all other payments and the value of any benefit received or to be received by a Participant hereunder and under any other plan or agreement of the Company (collectively, the “Payments”), would be subject to the excise tax (the “Excise Tax”) imposed under Section 4999 of the Code, or would be nondeductible by the Company pursuant to Section 280G of the Code, such Payments shall be reduced (but not below zero) if and to the extent necessary so that no portion of any Payment to be made or benefit to be provided to such Participant shall be subject to the Excise Tax or shall be nondeductible by the Company pursuant to Section 280G of the Code (such reduced amount is hereinafter referred to as the “Limited Payment Amount”). Unless such Participant shall have given prior written notice specifying a different order to the Company to effectuate the Limited Payment Amount, the Company shall reduce or eliminate the Payments by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Determination (as hereinafter defined). Any notice given by such Participant pursuant to the immediately preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing such Participant’s rights and entitlements to any benefits or compensation.
      (ii) An initial determination as to whether the Payments shall be reduced to the Limited Payment Amount pursuant to the Code and the amount of such Limited Payment Amount shall be made by an accounting firm at the Company’s expense selected by the Company which is designated as one of the four largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Participant, and if the Accounting Firm determines that no Excise Tax is payable by such Participant with respect to a Payment or Payments, it shall furnish such Participant with an opinion reasonably acceptable to such Participant that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten (10) days of the delivery of the Determination to such Participant, the Participant shall have the right to dispute the Determination (the “Dispute”). If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Participant, subject to the application of Section 7.2(a)(iii) below.
      (iii) As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that the Payments to be made to, or provided for the benefit of, the Participant either have been made or will not be made by the Company which, in either case, will be inconsistent with the limitations provided in Section 7.2(a)(i) hereof (hereinafter referred to as an “Excess Payment” or “Underpayment”, respectively). If it is established pursuant to a final determination of a court or an Internal Revenue Service (the “IRS”) proceeding which has been finally and conclusively resolved that an Excess Payment has been made, such Excess Payment shall be deemed for all purposes to be a loan to the Participant made on the date the Participant received the Excess Payment, and such Participant shall repay the Excess Payment to the Company on demand (but not less than ten (10) days after written notice is received by the Participant), together with interest on the Excess Payment at the “Applicable Federal Rate” (as defined in Section 1274(d) of the Code) from the date of the Participant’s receipt of such Excess Payment until the date of such repayment. In the event that it is determined (A) by the Accounting Firm, the Company (which shall include the position taken by the Company, or together with its consolidated group, on its federal income tax return) or the IRS; (B) pursuant to a determination by a court; or (C) upon the resolution of the Dispute to the Participant’s satisfaction, that an Underpayment has occurred, the Company shall pay an amount equal to the Underpayment to the Participant within ten (10) days of such determination or resolution, together with interest on such amount at the Applicable Federal Rate from the date such amount would have been paid to the Participant until the date of payment.

      (b) (i) Notwithstanding anything contained herein to the contrary, if any portion of the Payments to be made or benefit to be provided to an Participant would be nondeductible by the Company pursuant to Section 162(m) of the Code, then the Payments to be made to such Participant in any taxable year of the Company shall be reduced (but not below zero) if and to the extent necessary so that no portion of any Payment to be made or benefit to be provided to such Participant in such taxable year of the Company shall be nondeductible by the Company pursuant to Section 162(m) of the Code. The amount by which any Payment is reduced pursuant to the immediately preceding sentence, together with interest thereon at the Applicable Federal Rate, shall be paid by the Company to such Participant on or before the fifth business day of the immediately succeeding taxable year of the Company, subject to the application of the limitations of the immediately preceding sentence and this Section 7.2(b)(i). Unless such Participant shall have given prior written notice specifying a different order to the Company to effectuate this Section 7.2(b)(i), the Company shall reduce or eliminate the Payments in any one taxable year of the Company by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Section 162(m) Determination (as hereinafter defined). Any notice given by such Participant pursuant to the immediately preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing such Participant’s rights and entitlements to any benefits or compensation.
      (ii) The determination as to whether the Payments shall be reduced pursuant to Section 7.2(b)(i) hereof and the amount of the Payments to be made in each taxable year after the application of Section 7.2(b)(i) hereof shall be made by the Accounting Firm at the Company’s expense. The Accounting Firm shall provide its determination (the “Section 162(m) Determination”), together with detailed supporting calculations and documentation to the Company and the Participant. The Section 162(m) Determination shall be binding, final and conclusive upon the Company and such Participant.
Section 7.3.     Application of Funds.
      The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.
Section 7.4.     No Obligation to Exercise Right.
      The granting of a Right shall impose no obligation upon the recipient to exercise such Right.
Section 7.5.     Term of Plan.
      Except as otherwise specifically provided herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.
Section 7.6.     Captions and Headings; Gender and Number; Interpretation.
      Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, and are not a part of, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate. As used herein, the conjunction “and/or” means one or the other or both, or any one or more or all, of the things or individuals or entities with respect to which the conjunction is used. Whenever the words “include,” “includes,” or “including” are used in this Plan, they will be deemed to be followed by the words “without limitation,”
Section 7.7.     Expenses of Administration of Plan.
      All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries. The Corporation shall also indemnify, defend and hold each member of the Committee and the Board harmless against all claims, expenses and liabilities arising out of or related to the exercise of the powers of the Committee and the Board and the discharge of the duties of the Committee and the Board hereunder.
Section 7.8.     Governing Law.
      Without regard to the principles of conflicts of laws, the laws of the State of Delaware shall govern and control the validity, interpretation, performance and enforcement of this Plan.
Section 7.9.     Successors and Assigns.
      This Plan shall be binding on all successors and assigns of the Corporation and each Participant who has been granted Rights hereunder, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the creditors of such Participant.
Section 7.10.     Plan Controls.
      A copy of this Plan, and any amendments thereto, shall be maintained by the corporate secretary of the Corporation and shall be shown to any proper person making inquiry with respect thereto. In the event of any conflict between this Plan and any Option Agreement, Restricted Stock Grant Agreement, Unit Agreement or SAR Agreement, as the case may be, the Plan shall control, and such agreement shall be deemed to be modified accordingly as the Committee shall determine in its sole discretion.
* * * * *

CROWN CRAFTS, INC.
Post Office Box 1028
Gonzales, Louisiana 70707-1028
This Proxy is Solicited on Behalf of the Board of Directors.
     The undersigned hereby appoints E. Randall Chestnut and Amy Vidrine Samson, and each of them, with full power of substitution, the proxies and attorneys of the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of Crown Crafts, Inc. (the “Company”) to be held on August 8, 2006, at the Company’s headquarters, 916 South Burnside Avenue, Gonzales, Louisiana 70737, at 10:00 a.m., central daylight time, and at any adjournment or postponement thereof, and hereby authorizes them to vote as designated below at the Meeting all the shares of Series A Common Stock of the Company held of record by the undersigned as of June 9, 2006.

1.	Election of the following nominees to the Board of Directors in Class II for three-year terms of office:

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Class II:    Sidney Kirschner        Zenon S. Nie
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s)
in the space provided below. If this proxy is executed by the undersigned in such manner as not to withhold authority to vote for the election of any nominee, this proxy shall be deemed to grant such authority.

2.	To approve the Company’s 2006 Omnibus Incentive Plan:
☐ FOR                ☐ AGAINST                ☐ ABSTAIN

3.	To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof:
☐ FOR                ☐ AGAINST                ☐ ABSTAIN

     UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.
      Receipt of the accompanying proxy statement dated June 26, 2006 is hereby acknowledged.

Print Name(s):

Signature:

Signature If Held Jointly:

Dated:	, 2006

Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian, attorney or corporate officer, please give full title as such. Joint owners should each sign.